Exhibit 99.2
Integrated Electrical Services, Inc. 2nd Quarter Results May 18, 2009 Michael J. Caliel, President & CEO Randy Guba, EVP, CFO Karen Roan, DRG&E

2 Safe Harbor Certain statements in this presentation, including statements regarding the restructuring plan and total estimated charges and cost reductions associated with this plan, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. These statements involve risks and uncertainties that could cause the Company's actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the inherent uncertainties relating to estimating future operating results and the Company's ability to generate sales and operating income; potential defaults under credit facility and term loan; cross defaults under surety agreements; potential depression of stock price triggered by the potential sale of controlling interest or the entire company as a result of controlling stockholder's decision to pursue a disposition of its interest in the company; fluctuations in operating results because of downturns in levels of construction; delayed project start dates and project cancellations resulting from adverse credit and capital market conditions that affect the cost and availability of construction financing; delayed payments resulting from financial and credit difficulties affecting customers and owners; inability to collect moneys owed because of the depressed value of projects and the ineffectiveness of liens; inaccurate estimates used in entering into contracts; inaccuracies in estimating revenue and percentage of completion on projects; the high level of competition in the construction industry, both from third parties and former employees; weather related delays; accidents resulting from the physical hazards associated with the Company's work; difficulty in reducing SG&A to match lowered revenues; loss of key personnel; litigation risks and uncertainties; difficulties incorporating new accounting, control and operating procedures and centralization of back office functions; and failure to recognize revenue from work that is yet to be performed on uncompleted contracts and/or from work that has been contracted but not started due to changes in contractual commitments. You should understand that the foregoing, as well as other risk factors discussed in this document and in the Company's annual report on Form 10-K for the year ended September 30, 2008, could cause future outcomes to differ materially from those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise information concerning its restructuring efforts, borrowing availability, or cash position or any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. Forward-looking statements are provided in this presentation pursuant to the safe harbor established under the private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein. General information about Integrated Electrical Services, Inc. can be found at http://www.ies-co.com under "Investor Relations." The Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company's website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.

3 Headlines Revenues $167 million vs. $196 million in Q2 '08 Backlog $297 million vs. $337 million in Q2 '08 Right-sizing the business FY08: Completed operational restructuring program Reduce cost structure by nearly $20MM Reposition business to better serve customers and prepare for growth Strategic investments in project management systems and leadership development Q1 '09: New restructuring program Operational consolidation Investment in sales team Further cost reductions to address the current market environment

4 Q2 2009 Highlights Adjusted net income of $0.2 million from continuing operations Gross margin increased to 17.8% from 15.8% in Q2 '08 SG&A decreased by approximately 13% vs. Q2 '08 (excluding one time charges) Backlog $297 million vs. $337 million in Q2 '08 Substantial improvements in Industrial segment Commercial and Residential declines due primarily to market pressures, project deferrals, and project selectivity

5 YTD '09 YTD '08 GP 59 64 Revenue 341 393 Revenue & Gross Profit (dollars in millions) Quarterly Highlights Commercial revenue increase from go-to- market strategy and sales team Industrial revenue decline from canceled or delayed projects Residential revenue decline from ongoing slowdown in both single and multi-family housing construction Gross margin improvements primarily from improved execution Investments in training Proprietary project management system Quarter Comparison Q2 '09 Q2 '08 GP 30 31 Revenue 167 196 Revenue GP GM% 17.8% 15.8% YTD Comparison Revenue GP GM% 17.5% 16.3%

6 Sales, General & Administrative Expenses* (dollars in millions) Quarterly Highlights SG&A reduced by approximately 13% SG&A at 16.0% of revenue, up from 15.6% in Q2 '08, due to lower revenue Reductions from operations restructuring and facility consolidation Q2 '09 Q2 '08 SG&A 27 30.6 Rev% 16.0% 15.6% Quarter Comparison * Adjusted: Excluding one-time charges Q2 '09 Q2 '08 SG&A 56 59 Rev% 16.4% 15.1% YTD Comparison

7 YTD '09 YTD '08 East -1.3 -0.7 Q2 '09 Q2 '08 East -1.2 0.2 Q2 '09 Q2 '08 GM 0.2 1.1 Profitability (dollars in millions) * Adjusted: Excluding restructuring and one-time charges Q2 '09 Q2 '08 GM 1 3.4 Adjusted Operating Income* Net Income & EPS Q2 '09 Q2 '08 GM 3.4 6.7 Adjusted EBITDA* Adjusted Net Income & EPS (Diluted - Continuing) EPS 0.01 0.07 0.04 0.15 ($ per share) YTD '09 YTD '08 East 2.4 6 YTD '09 YTD '08 East 6.7 11.9 YTD '09 YTD '08 East 0.6 2.2 11.9 (1.3) (0.08) 0.02 (0.09) (0.05)

8 Commercial Segment (dollars in millions) Quarter Comparison Q2 '09 Q2 '08 GP 19 16 Revenue 115 112 Revenue GP GM% 16.6% 14.3% YTD Comparison YTD '09 YTD '08 GP 35 32 Revenue 217 221 Revenue GP GM% 16.1% 14.6% Quarterly Highlights Revenue increased 3% Improvement in gross margin due to: Improved project execution Stabilization of material costs

9 Industrial Segment (dollars in millions) Quarter Comparison Revenue GP GM% 16.6% 14.3% YTD Comparison Revenue GP GM% 14.4% 15.2% Quarterly Highlights Revenue decreased 46% from project deferrals and cancellations Improvement in gross margin due to: Improved project execution Stabilization of material costs 3 5 18 34 Q2 '09 Q2 '08 6 11 66 44 YTD '09 YTD '08

10 Residential Segment (dollars in millions) Quarter Comparison Q2 '09 Q2 '08 GP 8 10 Revenue 34 50 Revenue GP GM% 22.8% 20.0% YTD Comparison YTD '09 YTD '08 GP 18 21 Revenue 79 106 Revenue GP GM% 22.7% 19.9% Quarterly Highlights Revenue decreased 33% from industry decline Improvement in gross margin due to: Improved project execution Flexing labor to meet project demands Stabilization of material costs

11 Backlog 2Q '09 4Q '08 2Q '08 Backlog 297 337 382 Highlights Substantial improvement in Industrial segment Commercial and Residential segments decline due primarily to market pressures, project deferrals, and ongoing project selectivity (dollars in millions)

12 Cash & Liquidity Q2 '09 Q1 '09 Q2 '08 Cash 52 49 32 Highlights Total liquidity approximately $55 million Liquidity increased to approximately $65 million after the close of the quarter $10MM recovered from letters of credit (dollars in millions) Cash

13 Summary Continue to drive cost reductions to address the current market environment New restructuring program to further reduce costs and consolidate operations Strategic investments in sales resources, productivity enhancement tools, processes, and systems Right strategy in place Cost reduction program New sales capabilities Refined go-to-market approach Improved project execution Positioned to weather current economic environment and capitalize on anticipated increases in infrastructure spending